[CLEMENTE LOGO OMITTED]

                               Clemente Strategic
                                Value Fund, Inc.

                                 ANNUAL REPORT
                               -----------------
                               DECEMBER 31, 2000

CLEMENTE STRATEGIC VALUE FUND, INC.
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                February 9, 2001

Dear Fellow Shareholders:

This report contains investment results for the Clemente Strategic Value Fund, Inc. (the "Fund"), for the annual reporting period ending December 31, 2000. As detailed in previous reports, the Fund moved its global focus more in favor of US equities and changed the Fund's benchmark to the S&P 500 Index. For the year, the net asset value per share ("NAV") of the Fund decreased 24.3% while the S&P 500 Index declined 10.1%.

In retrospect, the much-feared Y2K damage to the markets really occurred in the latter months of 2000. The decline started in the first half and continued the downward drift for many global equity markets through the end of the year. The decompression of the technology bubble, perhaps best illustrated in the tech-heavy NASDAQ drop of 39.3%, dragged many other sectors down as well. Brief gains in the S&P 500 Index early in the second half were quickly erased as the market resumed its decline. In fact, with the S&P 500 Index falling 8.1%, the fourth quarter stands as one of the most turbulent ever. Global economies also suffered through substantial declines with Japan down 28.2% and the Latin American region down 27.5%.

The momentum for growth has slowed and some fears remain about a hard landing, but aggressive easing of interest rates and enthusiasm over possible tax cuts appear to be muting the negatives. In the year ahead, we expect that markets will begin to look beyond the fear of earnings decline to see recovery and growth, albeit at a lower, more sustainable level.

We will continue using the Fund's unique advantages to enhance long-term capital appreciation. The Fund elected to pay taxes on its realized long-term gains for the year. (Shareholders have been sent a Form 2439 from the Fund detailing this information). Continued emphasis on cost control and efficiency will improve both the expense ratio and the return. The Fund share repurchase program continues to provide extra return to long-term shareholders. Through December 31, 2000, the Fund has repurchased 1,942,740 shares at a discount to NAV, representing more than 32.33% of the shares outstanding at the start of the program in 1998.

Accompanying this report are the materials for our 2001 Annual Meeting. We value your input and so we urge you to review this information and exercise your rights as a shareholder.

The Clemente Strategic Value Fund is positioning itself to produce superior returns for the long-term investor. Thank you for your continued support and confidence.

Sincerely,

/s/RALPH W. BRADSHAW

Ralph W. Bradshaw

Chairman

CLEMENTE STRATEGIC VALUE FUND, INC.

--------------------------------------------------------------------------------

PORTFOLIO REVIEW AND PERFORMANCE

The Clemente Strategic Value Fund, Inc. ended the year on December 31, 2000 down 13.18% versus -10.14% for S&P 500 Index. Total shares outstanding as of December 31, 2000 were 4,067,260. The Fund net asset total is U.S. $45,980,375 a net asset value per share of $11.31 and traded at a price of $10.59 at a discount of 6.37%. During the year ending on December 31, 2000, the major change made to the portfolio was the reduction in technology holdings from 36.8% to 22.3%, an increase in healthcare weighting by from 11.3% to 21.4% and financials from 9.1% to 15.5% for defensive purposes. Our positive view on financials was founded on the assumption that the world economy will avoid recession through significant monetary easing globally. The sector continued to perform and we maintained our overweight position. Falling interest rates and bond yields, continued nervousness within the TMT sectors, rising premium rates and continued growth in sales of long-term savings and asset-gathering products were all positives for insurers. The major allocation or sectoral changes in the portfolio also occurred in the 3Q-Q400 as a result of sales instituted to raise funds to complete the distribution of spill over dividends from 1999 (capital gains distribution) in the amount of $4,351,786 declared on August 30, 2000 (record date September 15, 2000) and paid out on November 15, 2000.

MARKET REVIEW AND OUTLOOK

The Year 2000, the first new year of the millennium, turned out to be a year of extremes. Global equity markets volatility reached extreme levels, with daily swings in major indexes of over 3% commonly "sighted". Flight to quality and risk aversion trend were embraced again as a global phenomenon. We don't think those extremes of 2000: Extreme energy prices, stalled U.S. election, escalating Middle East violence, the inflation and bursting of the TMT bubble, waves of earnings surprises, soaring currency volatility (a significant rally in the euro from $0.84 to over $0.94, further depreciation for the yen) and extreme liquidity swings will be repeated in 2001.

The MSCI World Index declined 13.2% on the back of a rapidly shifting economic environment. The celebrated barometer of the high technology boom, the NASDAQ Composite Index, suffered a 50% decline from its March 2000 high and recorded its worst performance since it was founded in 1971. The S&P 500 Index finished the year down, losing 10.1%. December failed to produce a seasonal rally despite the conclusion to the presidential elections and a notable interest rate bias shift from the Federal Reserve towards easing. The market continued to focus on corporate earnings warnings, indications of waning consumer confidence and concerns over the overall impact of the U.S. economic slowdown. In Japan, the Nikkei 225 Index declined 27%, its poorest year in a decade, with communications, the best performing sector in 1999, was the worst performing sector in 2000. Even as the economy showed some improvement, corporate bankruptcies continued at a record pace and financial conditions remained the main risk. Growth in calendar year 2001 is expected to be 1.6%, down from CY 2000's growth of 2.0%. London's FTSE 100 declined 10%, also its worst performance since 1990.

With the U.S. economy slowing, corporate profit growth sputtering and sentiment souring among investors no one is predicting a quick return to the heady days of the 1990's. Against this backdrop, we believe 2001 will be a difficult bumpy ride with slowing world growth and fears of a hard landing, yet the evolving interest rate cycle should be a potent stimulus in 2001. We expect greater convergence in the path of growth among leading economies to help cap external balances. Globally, earnings growth estimates are falling but so too are interest rates. We are at a point of inflection in markets where the fear of downgrades give way to expectations of future recovery and renewed growth. We revised down our U.S. GDP growth estimate for 2001 to 2.3% from 3.5% and the markets earnings growth expectation of 7 to 9% in 2001 to 5-7%. Any consequent disappointment in the U.S. undoubtedly have significant knock-on effects in Europe and the UK, hence we would still take a cautious tactical stance in the region.

Sincerely,

/s/LEOPOLDO M. CLEMENTE, JR.

Leopoldo M. Clemente, Jr.
Portfolio Manager
Clemente Capital, Inc.


                                                                     Clemente Strategic Value Fund, Inc.
SCHEDULE OF INVESTMENTS                                                                DECEMBER 31, 2000

--------------------------------------------------------------------------------------------------------

                                                                    SHARES/PRINCIPAL
                                                                         AMOUNT                VALUE
                                                                    -----------------          ------
COMMON STOCK - 99.6%

CAPITAL GOODS -- 11.4%
   Dover Corp. .................................................         21,000             $    851,813
   General Electric Co. ........................................         60,000                2,876,250
   Tyco International LTD ......................................         33,000                1,831,500
                                                                                            ------------
                                                                                               5,559,563
                                                                                            ------------
COMMUNICATION SERVICES -- 8.8%
   Korea Telecom Corporation ADR ...............................         19,600                  607,600
   Qwest Communications International, Inc.* ...................         41,000                1,681,000
   Vodafone Group PLC-ADR . ....................................         40,000                1,432,500
   WorldCom, Inc.* .............................................         41,500                  581,000
                                                                                            ------------
                                                                                               4,302,100
                                                                                            ------------
CONSUMER CYCLICALS -- 9.1%
   The Home Depot, Inc. ........................................         41,100                1,877,756
   The Interpublic Group of Companies, Inc. ....................         32,000                1,362,000
   Time Warner, Inc. ...........................................         24,000                1,253,760
                                                                                            ------------
                                                                                               4,493,516
                                                                                            ------------
CONSUMER STAPLES -- 5.2%
   SYSCO Corp. .................................................         85,800                2,574,000
                                                                                            ------------
                                                                                               2,574,000
                                                                                            ------------
ENERGY -- 3.2%
   Halliburton Co. .............................................         43,000                1,558,750
                                                                                            ------------
                                                                                               1,558,750
                                                                                            ------------
FINANCE -- 15.4%
   American International Group, Inc. ..........................         30,000                2,956,875
   Morgan Stanley Dean Witter & Co. ............................         32,000                2,536,000
   Citigroup, Inc. .............................................         40,000                2,042,500
                                                                                            ------------
                                                                                               7,535,375
                                                                                            ------------
HEALTHCARE -- 20.8%
   Abbott Laboratories .........................................         20,000                  968,750
   Amgen, Inc.* ................................................          9,000                  575,438
   Guidant Corp.* ..............................................         11,500                  620,281
   Johnson & Johnson ...........................................          9,000                  945,563
   Medtronic, Inc. .............................................         11,500                  694,312
   Merck & Co., Inc. ...........................................         25,500                2,387,437
   Pfizer, Inc. ................................................         86,325                3,970,950
                                                                                            ------------
                                                                                              10,162,731
                                                                                            ------------


SEE NOTES TO FINANCIAL STATEMENTS                                              3

CLEMENTE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED                                            DECEMBER 31, 2000

------------------------------------------------------------------------------------------------

                                                                  SHARES/PRINCIPAL
                                                                       AMOUNT           VALUE
                                                                  ----------------      -----
TECHNOLOGY -- 25.7%
   Analog Devices, Inc.* .......................................        44,000       $ 2,252,250
   Automatic Data Processing, Inc. .............................        26,000         1,646,125
   Cisco Systems, Inc.* ........................................        36,000         1,377,000
   Emerson Electric Co. ........................................        12,000           945,750
   EMC Corp.* ..................................................        30,200         2,008,300
   Intel Corp. .................................................        26,000           786,500
   JDS Uniphase Corp.* .........................................        10,400           433,550
   Nokia Corp. ADR .............................................        48,000         2,088,000
   STMicroelectronics N.V. .....................................        24,000         1,027,500
                                                                                     -----------
                                                                                      12,564,975
                                                                                     -----------
         TOTAL COMMON STOCKS (Cost $34,213,131) ................                      48,751,010
                                                                                     -----------
TIME DEPOSIT - 0.4%

   Bank of America, London
    5.25%, 01/02/2001 (Cost $201,000) ..........................      $201,000           201,000
                                                                                     -----------
TOTAL INVESTMENTS (Cost $34,414,131)**-- 100.00% ...............                     $48,952,010
                                                                                     ===========

ADR       American Depositary Receipt
*         Non-Income Producing Security
**        Summary Of Total Investments:

                                                    COST              VALUE
                                                 -----------       -----------
           Common Stock ......................   $34,213,131       $48,751,010
           Short-Term Instruments ............       201,000           201,000
                                                 -----------       -----------
           Total Investments .................   $34,414,131       $48,952,010
                                                 =-=========       ===========


4                                              SEE NOTES TO FINANCIAL STATEMENTS


                                                                               CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------

ASSETS
Investments at value (Cost $34,414,131) ..........................................................     $48,952,010
Cash .............................................................................................             985
Receivable for investment securities sold ........................................................       1,982,583
Dividends & interest receivable ..................................................................          35,735
Other assets .....................................................................................           6,239
                                                                                                       -----------
         Total Assets ............................................................................      50,977,552
                                                                                                       -----------
LIABILITIES
Payable for shares repurchased by the Fund .......................................................       1,689,785
Advisory fees payable ............................................................................          43,643
Capital gains tax payable ........................................................................       3,177,964
Accrued expenses .................................................................................          85,785
                                                                                                       -----------
         Total Liabilities .......................................................................       4,997,177
                                                                                                       -----------
NET ASSETS .......................................................................................     $45,980,375
                                                                                                       ===========
Net assets consist of:
   Common stock, $0.01 par (authorized 25,000,000  shares and 6,010,000
      shares issued, 4,067,260 shares outstanding of common stock) ...............................     $    40,673
   Paid-in Capital ...............................................................................      48,560,026
   Cost of 1,942,740 shares held in treasury .....................................................     (24,619,318)
   Accumulated net investment loss ...............................................................        (176,262)
   Accumulated net realized gain on investments ..................................................       7,637,377
   Net unrealized appreciation of investments and translation
     of net assets denominated in foreign currencies .............................................      14,537,879
                                                                                                       -----------
Net Assets .......................................................................................     $45,980,375
                                                                                                       ===========
Net Asset Value Per Share
   ($45,980,375/4,067,260 shares of common stock) ................................................     $     11.31
                                                                                                       ===========


SEE NOTES TO FINANCIAL STATEMENTS                                              5

CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------

                                                                                                        YEAR
                                                                                                        ENDED
                                                                                                  DECEMBER 31, 2000
                                                                                                  -----------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld $7,863) .........................................       $    365,935
   Interest .................................................................................             79,520
                                                                                                    ------------
     Total income ...........................................................................            445,455
                                                                                                    ------------
EXPENSES
   Investment advisory fee ..................................................................            737,161
   Professional fees ........................................................................            115,962
   Administrative services fee ..............................................................             94,357
   Directors fees and expenses ..............................................................             89,452
   Printing .................................................................................             29,064
   Custodian fees and expenses ..............................................................             25,773
   Registration expenses ....................................................................             16,170
   Transfer agency services .................................................................              9,714
   Insurance expense ........................................................................              4,408
   Miscellaneous ............................................................................             25,694
                                                                                                    ------------
   Total operating expenses .................................................................          1,147,755
   Fees paid indirectly .....................................................................            (56,505)
                                                                                                    ------------
   Net Expenses .............................................................................          1,091,250
                                                                                                    ------------
Net investment loss .........................................................................           (645,795)
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions ..................................................................          7,637,376
   Foreign currency transactions ............................................................               (307)
Net change in unrealized depreciation on:
   Investment transactions ..................................................................        (15,452,439)
                                                                                                    ------------
Net realized and unrealized loss on investments and foreign currency transactions ...........         (7,815,370)
                                                                                                    ------------
Federal income tax on undistributed realized gains ..........................................         (3,177,964)
                                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................       $(11,639,129)
                                                                                                    ============


6                                              SEE NOTES TO FINANCIAL STATEMENTS


                                                                               CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED       YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2000            1999
                                                                                     ------------     ------------
Operations:
Net investment loss .............................................................    $   (645,795)     $  (457,650)
   Net realized gain (loss) on:
     Investment transactions ....................................................       7,637,376       22,501,079
     Foreign currency transactions ..............................................            (307)        (341,105)
   Net change in unrealized appreciation (depreciation) on:
     Investment transactions ....................................................     (15,452,439)      (2,787,872)
     Translation of other assets and liabilities
       denominated in foreign currency ..........................................              --           2 ,758

   Federal income tax on undistributed realized gains ...........................      (3,177,964)              --
                                                                                     ------------      -----------
Net increase (decrease) in net assets resulting from operations .................     (11,639,129)      18,917,210
                                                                                     ------------      -----------
Distribution to shareholders:
   Net realized gain on investments .............................................      (4,351,786)     (17,162,161)
                                                                                     ------------      -----------
Capital share transactions:
   Shares repurchased ...........................................................      (4,232,705)     (14,611,484)
                                                                                     ------------      -----------
Total decrease in net assets ....................................................     (20,223,620)     (12,856,435)
                                                                                     ------------      -----------
NET ASSETS:
   Beginning of year ............................................................      66,203,995       79,060,430
                                                                                     ------------      -----------
   End of year ..................................................................     $45,980,375      $66,203,995
                                                                                     ============      ===========


SEE NOTES TO FINANCIAL STATEMENTS                                              7

CLEMENTE STRATEGIC VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------
                                                              2000        1999        1998        1997        1996
                                                           ---------    --------    -------     -------      -------
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning of period ..................      $ 14.95     $ 14.52     $ 11.53     $ 10.10     $ 10.65
                                                             -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
   OPERATIONS
Net investment loss ...................................        (0.94)      (0.19)      (0.09)      (0.05)      (0.03)
Net realized and unrealized gains
   (loss) on investments, foreign
   currency holdings and other assets
   and liabilities denominated in
   foreign currencies .................................        (1.81)       4.39        2.96        2.36        0.41
                                                             -------     -------     -------     -------     -------
Net increase (decrease) from
   investment operations ..............................        (2.76)       4.20        2.87        2.31        0.38
                                                             -------     -------     -------     -------     -------
LESS DIVIDENDS FROM
   Net realized capital and currency
     gains ............................................        (1.01)      (3.87)      --          (0.88)      (0.93)
                                                             -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS ...................................        (1.01)      (3.87)      --          (0.88)      (0.93)
                                                             -------     -------     -------     -------     -------
SHARES REPURCHASED
Effect of Shares Repurchased ..........................         0.12        0.10        0.12          --          --
                                                             -------     -------     -------     -------     -------
Increase (decrease) in net asset value ................        (3.65)       0.43        2.99        1.43       (0.55)
                                                             -------     -------     -------     -------     -------
Net asset value, end of period ........................      $ 11.31     $ 14.95     $ 14.52     $ 11.53     $ 10.10
                                                             =======     =======     =======     =======     =======
PER SHARE MARKET VALUE,
   END OF PERIOD ......................................      $ 10.59     $ 14.25     $ 12.88     $  9.44     $  7.50
                                                             =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN* ..............................      (28.10)%      40.74%      36.42%      37.62%       0.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ....................      $45,980     $66,204     $79,060     $67,951     $59,520
Ratios to average net assets:
   Operating expenses .................................         1.83%+      1.55%       1.91%       1.74%       1.53%
   Net investment income (loss) .......................       (1.12)%+    (0.59)%+    (0.69)%      (0.46)%     (0.25)%
Portfolio turnover ....................................        28.26%     101.54%      50.39%      81.56%     120.66%

--------------------------
 * Total  investment  return is calculated  assuming a purchase of common stock at the current  market price on the first  day and a sale at the  current  market  price on the  last day of each  period  reported.  Dividends  and distributions,  if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend  reinvestment plan. Total investment return does not reflect brokerage  commissions or sales charges.
 + The ratio of  operating  expenses to average net assets  after  expense  offset and  reimbursements  for certain expenses was 1.72% for the year ended December 31, 2000.

8                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2000

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars on the following basis:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment  securities,  income and expenses at
          the  exchange rate  prevailing   on  the   respective  date  of   such
          transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 2000

--------------------------------------------------------------------------------

TAXES: The Board of Directors deemed it to be in the best interest of the Fund and its shareholders that the Fund elect not to distribute any realized gains and incurred a Federal income tax liability as a result.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income, if any, and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 2000, $307 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $3,647,804 was reclassified to capital.

OPTION ACCOUNTING: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- For the period January 1, 2000 to April 30, 2000, the Fund paid to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     DECEMBER 31, 2000

--------------------------------------------------------------------------------

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:


   PERCENTAGE POINT
  DIFFERENCE BETWEEN
  PERFORMANCE OF FUND                                    ADJUSTMENT               FEE AS
    AND % CHANGE IN                 BASIC               TO BASIC FEE             ADJUSTED              MONTHLY
  FT-ACTUARIES INDEX                FEE                 (ANNUALIZED)           (ANNUALIZED)           FEE RATE
 ---------------------              ------              -------------          ------------         ------------
  + 10% or greater                   1%                 + .50%                    1.50%             1/12 x 1.50%
  + 9                                1                  + .40                     1.40              1/12 x 1.40
  + 8                                1                  + .30                     1.30              1/12 x 1.30
  + 7                                1                  + .25                     1.25              1/12 x 1.25
  + 6                                1                  + .20                     1.20              1/12 x 1.20
  + 5                                1                  + .15                     1.15              1/12 x 1.15
  + 4                                1                  + .10                     1.10              1/12 x 1.10
  + 3                                1                  + .075                    1.075             1/12 x .075
  + 2                                1                  + .05                     1.05              1/12 x 1.05
  + 1                                1                  + .025                    1.025             1/12 x 1.025
    0                                1                    .00                     1.00              1/12 x 1.00
  - 1                                1                  - .025                     .975             1/12 x .975
  - 2                                1                  - .050                     .95              1/12 x .95
  - 3                                1                  - .075                     .925             1/12 x .925
  - 4                                1                  - .10                      .90              1/12 x .90
  - 5                                1                  - .15                      .85              1/12 x .85
  - 6                                1                  - .20                      .80              1/12 x .80
  - 7                                1                  - .25                      .75              1/12 x .75
  - 8                                1                  - .30                      .70              1/12 x .70
  - 9                                1                  - .40                      .60              1/12 x .60
  - 10 or greater                    1                  - .50                      .50              1/12 x .50

The shareholders of Clemente Strategic Value Fund, Inc. approved an amendment to the Advisory Agreement effective May 1, 2000. The Adviser is still entitled to a Basic Fee of 1% and that fee is also subject to an adjustment based on their Fund's performance compared to the performance of the S&P 500 Index. However, under the amended Advisory Agreement, the Basic Fee earned by the Adviser could on an annualized basis increase from 1% to a maximum of 2% or decrease from 1% to a minimum of 0.00% (on an annualized basis) depending on the Fund's performance compared to the S&P 500 Index. The Advisory fee will be calculated via the use of a rolling 60 month period. Until the Adviser and the Fund have established performance records for at least 12 months, the Adviser will earn a flat fee of 1% of the Fund's average weekly net assets on an annualized basis for the period May 1, 2000 through April 30, 2001. The Adviser will begin to receive a fee adjustment for the Fund performance in the second year of the amended Advisory Agreement. During the second year, from May 1, 2001 through April 30, 2002, each month's accrued advisory fee (including accrued performance fees) will be calculated using a 12 month rolling period. At the end of the second year ending April 30, 2002 and at the end of each succeeding year of the amended Advisory Agreement, 12 months will be added to the rolling period for purposes of calculating the performance fee until the rolling period is eventually equal to 60 months.

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     DECEMBER 31, 2000

--------------------------------------------------------------------------------

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:


  PERCENTAGE POINT DIFFERENCE
   BETWEEN PERFORMANCE OF FUND
        AND % CHANGE IN                   BASIC                  ADJUSTMENT TO BASIC FEE           FEE AS ADJUSTED
          S&P 500 INDEX                    FEE                        (ANNUALIZED)                  (ANNUALIZED)
  -----------------------------           ------                 -----------------------           ---------------
      + 15% or greater                      1%                             + 1.0%                          2.00%
      + 14                                  1                              + 0.9                           1.90
      + 13                                  1                              + 0.8                           1.80
      + 12                                  1                              + 0.7                           1.70
      + 11                                  1                              + 0.6                           1.60
      + 10                                  1                              + 0.5                           1.50
      + 9                                   1                              + 0.4                           1.40
      + 8                                   1                              + 0.3                           1.30
      + 7                                   1                              + 0.2                           1.20
      + 6                                   1                              + 0.1                           1.10
      + 5                                   1                                0.0                           1.00
      + 4                                   1                              - 0.1                           0.90
      + 3                                   1                              - 0.2                           0.80
      + 2                                   1                              - 0.3                           0.70
      + 1                                   1                              - 0.4                           0.60
        0                                   1                              - 0.5                           0.50
      - 1                                   1                              - 0.6                           0.40
      - 2                                   1                              - 0.7                           0.30
      - 3                                   1                              - 0.8                           0.20
      - 4                                   1                              - 0.9                           0.10
      - 5 or greater                        1                              - 1.0                           0.00

In calculating the investment performance of the Fund as compared with the investment record of the S&P 500 Index and the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the S&P 500 Index and the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the S&P 500 Index and the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement dated May 29, 1997, as amended May 1, 2000 to be the Sub-Advisory Agreement (the "Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"). Wilmington Trust manages a portion of the Fund's portfolio subject to the supervision of the Adviser and Board of Directors. Under the terms of the Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser for the year ended December 31, 2000 amounted to $184,290. The Fund incurred $737,161 in investment advisory fees for the year ended December 31, 2000.

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     DECEMBER 31, 2000

--------------------------------------------------------------------------------

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the year ended December 31, 2000, the Administrator earned fees in the amount of $ 94,357.

Certain officers of the Fund are also directors and officers of the Investment Adviser or Wilmington Trust Company. Each director unaffiliated with the Adviser receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. The Chairman and Treasurer receive an annual fee of $38,000 plus $500 for every meeting attended together with a reimbursement of out of pocket expenses.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the year ended December 31, 2000 were $14,243,290 and $40,107,571, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 2000, was $34,414,131 and the net unrealized appreciation of investments was $14,537,879. Net unrealized appreciation was composed of gross appreciation of $15,642,036 for those investments having an excess of value over cost, and gross depreciation of $1,104,157 for those investments having an excess of cost over value.

The Fund has an arrangement with a broker whereby the broker paid custodian and administrative expenses for a portion of the year on behalf of the Fund. Amounts paid are recorded as fees paid indirectly on the face of the Statement of Operations.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 4,067,260 shares outstanding at December 31, 2000, the Investment Adviser owned 10,000 shares.

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS -CONCLUDED                       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NOTE 5. SHARE REPURCHASE PROGRAM -- On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 361,800 shares or 8.02% of its common stock at an average price per share of $11.63 and an average discount of 10.67% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.


6. SUBSEQUENT EVENTS -- At a meeting held on January 26, 2001, the Fund's Board of Directors approved the termination of the Fund's investment advisory agreement with Clemente Capital, Inc. effective March 31, 2001. At a meeting held on February 9, 2001, the Fund's Board of Directors approved a new investment management agreement ("New Agreement") with Cornerstone Advisors, Inc. through which Cornerstone Advisors, Inc. will serve as the Fund's Investment Manager effective April 1, 2001. The Chairman of the Fund's Board of Directors is a majority stockholder in Cornerstone Advisors, Inc. and will also serve as the Fund's portfolio manager under the New Agreement. The New Agreement is subject to ratification by the Fund's stockholders at the next stockholders' meeting scheduled to be held on April 19, 2001. The Investment Management fees payable to Cornerstone Advisors, Inc. under the new Agreement shall be a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets.

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 2000

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Clemente Strategic Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Strategic Value Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 16, 2001

CLEMENTE STRATEGIC VALUE FUND, INC.
TAX INFORMATION (UNAUDITED)                                    DECEMBER 31, 2000

--------------------------------------------------------------------------------

The Fund is required by Subchapter M. of the internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 2000) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year. Of the $1.0106 per share total dividends paid during such fiscal year all $1.0106 was derived from realized long-term capital gains.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

Dividend received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403 (b)(7) plans) may need this information for their annual information reporting.

This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their From 1099-DIV to determine the amounts includable on their respective tax returns for 2000.

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
DIVIDEND REINVESTMENT & CASH PLAN (THE "REINVESTMENT PLAN")    DECEMBER 31, 2000

--------------------------------------------------------------------------------

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Reinvestment Plan, unless and until an election is made to withdraw from the Reinvestment Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer, Inc. (the "Agent"). Under the Reinvestment Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below. A shareholder that owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program may be required to have his/her Shares registered in his/her own name in order to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of the broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

When the Fund declares an income dividend or a capital gain or other distribution (collectively "Dividends") in additional unissued but authorized Shares ("Newly Issued Shares"), all Shareholders (including non-participants in the Reinvestment Plan) will receive Newly Issued Shares. In either instance, the Shares received by Reinvestment plan participants will be acquired by the Agent for the participant's account, depending on the circumstances described below, either (i) through receipt of Newly Issued shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on NYSE or elsewhere. Open-Market Purchase will be made only is the Fund declares a Dividend and the Board of Directors authorizes such Open-Market Purchases.

If on the payment date for a Dividend, the Net Asset Value (the "NAV") per share is equal to or less than the market per share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase Newly Issued Shares from the Fund on behalf of the Reinvestment Plan participant at a price per share equal to the greater of the NAV or 95% of the then current market price per share. This discount from the current price reflects savings in underwriting and other costs that the Fund would otherwise incur to raise additional capital.

If, on the payment date for a dividend authorized for an Open-market Purchase, the NAV per share is greater than the market price per share (such condition being referred to herein as "Market-Discount"), the Agent will endeavor to invest the Dividend amount in shares acquired on behalf of the participants in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 5 days after the payment date to invest the Dividend amount in shares acquired in Open-Market Purchases.

Registered shareholders who acquire their shares through Open-Market Purchases and who do not wish to have their Dividends automatically reinvested should notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Reinvestment Plan, or upon termination of the Reinvestment Plan as provided below,

CLEMENTE STRATEGIC VALUE FUND, INC.
DIVIDEND REINVESTMENT & CASH PLAN (THE "REINVESTMENT PLAN")    DECEMBER 31, 2000

--------------------------------------------------------------------------------

certificates for whole shares credited to his/her account under the Reinvestment Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Reinvestment Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Reinvestment Plan participant in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Reinvestment Plan. Each participant, nevertheless, has the right to receive whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In case of shareholders, such as banks, brokers, or nominees, that hold shares for others who are beneficial owners participating in the Reinvestment Plan, the Agent will administer the Reinvestment Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Reinvestment Plan

There will be no change to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fee for administering the Reinvestment Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a Pro-Rate share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for the purchasing small amounts of shares for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Reinvestment Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Reinvestment Plan by written notice to participants. All correspondence concerning the Reinvestment Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
   RALPH W. BRADSHAW, DIRECTOR, PRESIDENT AND
     CHAIRMAN OF THE BOARD
   GARY A. BENTZ, TREASURER
   THOMAS R. WESTLE, SECRETARY
   THOMAS H. LENAGH, DIRECTOR
   EDWIN MEESE III, DIRECTOR
   SCOTT B. ROGERS, DIRECTOR
   ANDREW W. STRAUSS, DIRECTOR
   GLENN W. WILCOX, SR., DIRECTOR

------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street,  New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Spitzer & Feldman P.C.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

SUMMARY OF GENERAL INFORMATION
------------------------------


THE FUND

Clemente Strategic Value Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located in the United States. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most news-papers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Strategic Value Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For share-holder account inquiries call 1-800-937-5449.

--------------------------------------------------------------------------------
This report is transmitted to the shareholders of Clemente Strategic Value Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------